EXHIBIT 10.5

                              AMENDMENT NO. 1
                                 TO THE
                         LIBERTY NATIONAL BANCORP, INC.
                             AMENDED AND RESTATED
                    MANAGEMENT INCENTIVE COMPENSATION PLAN


      This is Amendment No. 1 to the Liberty National Bancorp,
Inc. Amended and Restated Management Incentive Compensation Plan
(the "Plan"), which Amendment shall be effective as of December
31, 1993.

Recital

      Liberty National Bancorp, Inc. ("Liberty") wishes to phase out the Plan in contemplation of a merger with BANC ONE
Corporation (BANC ONE).

Amendment

      NOW, THEREFORE, the Plan is hereby amended as follows, provided that this Amendment shall be null and void if Liberty and BANC ONE do not merge in 1994:

      1. Section 8.01 of the Plan is hereby amended by adding the following sentence to the end thereof:

            No Longer-Term Award Cycle shall begin in 1994 or in any later year.

      2. A new Section 6.04 is hereby added to the Plan to read in its entirety as follows:

            Notwithstanding any other provision of this Plan, no Annual Awards shall be payable under this Plan for any period that begins after December 31, 1994.

      3. Section 2.01(e) of the Plan is hereby amended by adding the following sentence to the end thereof:

            For purposes of determining Earnings Per Share for 1994 and 1995, expenses and charge-offs, net of tax benefits thereof, directly related to Liberty's merger with BANC ONE shall be disregarded.

      4. Section 8.04 of the Plan is hereby amended by adding the following sentence to the end thereof:

            For purposes of determining Return on Equity and Return on Average Assets for 1994 and 1995, expenses and charge-offs, net of tax benefits thereof, directly related to Liberty's merger with BANC ONE shall be disregarded.

            5.    The Plan shall terminate as of December 31,
1995, provided that awards already earned through that date shall remain payable to the extent not already paid.

      IN WITNESS WHEREOF, this Amendment No. 1 is hereby adopted as of the date first stated above.

                                   LIBERTY NATIONAL BANCORP, INC.

                                   By /s/ Malcolm B. Chancey, Jr.

                                   Title: Chairman

                                   Date: December 31, 1993